Other Income (Loss), Net	12 Months Ended
Dec. 31, 2022
Other Income (Loss), Net
Other Income (Loss), Net

7. Other Income (Loss), Net

	Year Ended December 31,
	2020	2021	2022
	$	$	$
Realized gain on marketable securities	—	2,127,985	31,891
Unrealized gain (loss) on marketable securities	850,402	(1,722,700)	—
Income (loss) from sales of properties held for sales	14,141	(17,430)	742
Foreign exchange gain (loss)	(815,656)	(431,686)	1,217,262
Others	251,169	252,706	246,497

Total	300,056	208,875	1,496,392